UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

 FORM N-CSRS

Investment Company Act file number: 811-05983

The New Germany Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

June 30, 2021

Semiannual Report

to Shareholders

The New Germany Fund, Inc.

Ticker Symbol: GF

Contents

4	Letter to the Shareholders
9	Performance Summary
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
20	Financial Highlights
22	Notes to Financial Statements
30	Report of Annual Meeting of Stockholders
31	Additional Information
33	Privacy Statement

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	The New Germany Fund, Inc.

The Fund seeks long-term capital appreciation primarily through investment in middle-market German equities.

Investments in funds involve risks, including the loss of principal.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below, or above net asset value.

This Fund is diversified, but primarily focuses its investments in Germany, thereby increasing its vulnerability to developments in that country. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Any fund that concentrates in a particular segment of the market or in a particular geographical region will generally be more volatile than a fund that invests more broadly.

The European Union (EU), the United States and other countries have imposed sanctions in response to the Russian military and other actions in recent years. These sanctions have adversely affected Russian individuals, Russian issuers and the Russian economy. Russia, in turn, has imposed sanctions targeting Western individuals, businesses and products. The various sanctions have adversely affected, and may continue to adversely affect, not only the Russian economy but also the economies of many countries in Europe, including Germany. The continuation of current sanctions or the imposition of additional sanctions may materially adversely affect the value of the Fund’s portfolio.

On January 31, 2020, the United Kingdom officially withdrew from the European Union (EU) pursuant to a withdrawal agreement, providing for a transition period in which the United Kingdom negotiated and finalized a trade deal with the EU, the EU-UK Trade and Cooperation Agreement, provisionally applied effective January 1, 2021. As a result, as of January 1, 2021 the United Kingdom is no longer part of the EU customs union and single market, nor is it subject to EU policies and international agreements. The long-term impact of the United Kingdom’s withdrawal from the EU is still unknown and could have adverse economic and political effects on the United Kingdom, the EU and its member countries, and the global economy, including financial markets and asset valuations.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The New Germany Fund, Inc.	|	3

Letter to the Shareholders	(Unaudited)

Dear Shareholder,

For the six-month period ended June 30, 2021, the total return of the New Germany Fund, Inc. (the “Fund”) in U.S. dollars (USD) was 8.83% based on net asset value and 11.17% based on market price. During the same period, the total return in USD of the Fund’s blended benchmark (a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight)1 was 6.79%. The Fund’s discount to net asset value averaged 11.84% for the period in review, compared with 14.48% over the same period in 2020. Small- and mid-cap stocks underperformed the large-cap DAX index by around four percentage points.

The period saw overall positive market performance despite some temporary weakness in February and May. Equities were supported by strong macroeconomic data as the European manufacturing purchasing manager’s index (PMI) reached a three-year high while the German PMI and Ifo Business Climate Index both rose powerfully.2,3 Conditions were supported by Europe’s progress on vaccines in the second quarter and the European Central Bank signaling continued accommodative policies. Against this backdrop, the extension of COVID-induced lockdowns in various countries, mounting inflation expectations and the collapse of the Archegos Capital family office triggered only short-term market consolidations.

The Fund’s strong absolute and relative return over the six-month period was driven by favorable stock selection. In sector terms, relative performance benefited from overweights to, and strong stock selection within, consumer discretionary and industrials. Conversely, an underweight to health care weighed on performance.

With the continued migration of consumers to online venues, the Fund benefited from exposure to digital business models within the consumer discretionary and financials sectors. In this vein, positive contributions were highlighted by global meal kit provider HelloFresh SE as people moved grocery shopping online, as well as European online broker flatexDEGIRO AG which has been taking market share from traditional brokers. The Fund’s exposure to digital business models was increased over the period.

4	|	The New Germany Fund, Inc.

Another theme that proved additive was exposure to businesses within industrials benefiting from strong material price inflation and rising demand. Examples include chemical distributor Brenntag SE, which as the global market leader was well positioned with customers willing to pay premium prices to secure supply, as well as housing insulation material provider Steico SE which benefited from strong demand. Housing developer Instone Real Estate Group AG saw its results boosted by ongoing strong demand for condos in larger German cities as people valued their homes more highly during the pandemic. We took some profits on selected strong performers in the industrial space during the period.

Market Outlook

Our overall outlook remains positive, and we have even upgraded our macroeconomic growth expectations. While vaccination programs, economic reopening and government bailouts have certainly been strongly supportive of growth, the resilience of industries and strength of global trade, despite all the talk of supply disruptions, have been positive surprises.

That said, after the impressive rally in most of the world’s major stock indices we anticipate that the markets will have to overcome some difficult hurdles over the summer. Government support for households will be reduced significantly, and monetary stimulus is also likely to peak this year. In addition, inflation is likely to crest by the end of 2021, and even if it retreats next year we cannot rule out the possibility that certain sectors will face rising material and labor costs well beyond then. Tighter

Sector Diversification (As a % of Equity Securities)	6/30/21	12/31/20
Industrials	33%	32%
Consumer Discretionary	29%	22%
Materials	8%	10%
Health Care	7%	8%
Real Estate	5%	7%
Financials	5%	5%
Communication Services	5%	5%
Information Technology	5%	7%
Utilities	2%	3%
Consumer Staples	1%	1%
Energy	0%	—
	100%	100%

The New Germany Fund, Inc.	|	5

regulatory requirements and higher corporate taxes are also already on the horizon, which could put pressure on profit margins in the medium term. Companies should still benefit from strong sales increases, and stock markets can generally cope well with moderate inflation. However, inflation is a downside risk to equity markets and needs to be closely monitored. We will not be inclined to further increase our target valuation multiples in this environment. Our forecasts therefore point to only modest upside potential for equities broadly, with returns largely supported by dividends. In this environment, stock selection should be the key driver of performance.

At the sector level, certain technology and consumer stocks and individual cyclical sub-sectors remain among our preferred areas of the market. Given the rise in inflation, quality companies with high pricing power look the most attractive, while the shares of many companies that suffered the most early in the pandemic and were highly sought after during the reopening rally are quite expensive in our view.

In Germany, general elections towards the end of the third quarter could have meaningful medium-term implications. The race is fairly open at the moment, with many potential outcomes. Depending on which parties participate in a coalition, German tax rates could change in either direction

Ten Largest Equity Holdings at June 30, 2021 (40.0% of Net Assets)		Percent
1.	Airbus SE	6.9%
2.	HelloFresh SE	5.5%
3.	Zalando SE	5.5%
4.	Brenntag SE	4.9%
5.	Porsche Automobil Holding SE	3.1%
6.	thyssenkrupp AG	3.1%
7.	Befesa SA	3.0%
8.	Jungheinrich AG	2.7%
9.	Instone Real Estate Group AG	2.7%
10.	Deutz AG	2.6%

Portfolio holdings and characteristics are subject to change and not indicative of future portfolio composition.

For more details about the Fund’s investments, see the Schedule of Investments commencing on page 11. For additional information about the Fund, including performance, dividends, presentations, press releases, market updates, daily NAV and shareholder reports, please visit dws.com.

6	|	The New Germany Fund, Inc.

and investment incentives could also change. Further, the recent heavy flooding in several parts of Germany could also have consequences. Short term, rebuilding investments will channel further demand into the already buoyant German construction sector. Long term, it is possible that a broad based reinforcement of measures to protect against natural disasters across Germany could become a persistent stimulus, which would fit well with the government’s focus on sustainable finance.

Upcoming Change to the Fund’s Benchmark Index

The Fund’s benchmark index is a custom blend of the MDAX Index, 80% weight, and the SDAX Index, 20% weight. As a result of changes to the rules governing the DAX Selection Indices (the DAX, MDAX, SDAX and TecDAX Indices), effective September 2021 the 10 components of the MDAX Index having the largest market capitalizations will be transferred to the DAX Index, leaving the MDAX Index with 50 rather than the current 60 components and the DAX Index with 40 rather than the current 30 components. No changes are anticipated for the SDAX Index, which will continue to have 70 components. Portfolio management anticipates that changes to the Fund’s portfolio will be made as a result of the changes to the Fund’s benchmark index given fundamental and risk considerations, with a significant percentage of the portfolio being shifted over time in response to the anticipated changes.

Sincerely,

Christian Strenger	Valerie Schueler	Hepsen Uzcan
Chairman	Portfolio Manager	Director, President and Chief Executive Officer

The New Germany Fund, Inc.	|	7

The views expressed in the preceding discussion reflect those of the portfolio management team generally through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk, including geopolitical and other risks.

[1]

The MDAX is a total-rate-of-return index of 60 mid-cap issues that rank below the DAX. The DAX is a total-rate-of-return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The SDAX is a total return index that tracks the 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The TecDAX is a total-return index that tracks the 30 largest and most liquid issues from the various technology sectors of the Prime Segment beneath the DAX. As noted above under “Upcoming Change to the Fund’s Benchmark Index” effective September 2021 the 10 components of the MDAX Index with the largest market capitalizations will be transferred to the DAX Index, resulting in the MDAX Index having 50 components and the DAX Index having 40 components. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the Fund’s blended benchmark index.

[2]

A purchasing managers index (PMI) is an economic indicator comprised of monthly reports and surveys from private sector manufacturing firms. A PMI reflects the proportion of purchasing managers reporting better than normal business conditions in any given month.

[3]

The Ifo Business Climate Index is a closely followed leading indicator for economic activity in Germany. Every month survey participants from firms in manufacturing, construction, wholesaling and retailing are requested to assess their current business situation as well as their business outlook for the coming six months.

8	|	The New Germany Fund, Inc.

Performance Summary	June 30, 2021 (Unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and net asset value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the most recent performance of the Fund.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 6/30/21

	6-Month‡	1-Year	5-Year	10-Year
Net Asset Value(a)	8.83%	47.58%	21.35%	14.11%
Market Price(a)	11.17%	54.33%	20.94%	14.00%
Blended index: 80% German Mid Cap Index (MDAX) / 20% German Small Cap Index (SDAX)(b)	6.79%	40.62%	13.19%	9.73%

[a]

Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of income and capital gain distributions, if any. Total returns based on net asset value and market price will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2021 was 1.06%.

[b]

The MDAX is a total-return index of 60 mid-cap issues that rank below the DAX. The SDAX is a total-return index that tracks 70 German companies from all industries that rank directly below the MDAX equities in terms of market capitalization and exchange turnover. The DAX is a total-return index of 30 selected German blue chip stocks traded on the Frankfurt exchange. As noted in the “Upcoming Change to the Fund’s Benchmark Index” section of the Letter to Shareholders in this report, effective September 2021 the 10 components of the MDAX Index having the largest market capitalizations will be transferred to the DAX Index, resulting in the MDAX Index having 50 components and the DAX Index having 40 components.

Index returns do not reflect any fees or expenses and it is not possible to invest directly in the blended index consisting of 80% MDAX / 20% SDAX.

‡	Total returns shown for periods less than one year are not annualized.

The New Germany Fund, Inc.	|	9

Net Asset Value and Market Price

	As of 6/30/21	As of 12/31/20
Net Asset Value	$22.76	$21.87
Market Price	$22.23	$19.03

Prices and Net Asset Value fluctuate and are not guaranteed.

Distribution Information	Per Share
Six Months as of 6/30/21:
Income Distribution	$0.018
Capital Gains Distribution	$0.915

Distributions are historical, not guaranteed and will fluctuate. Distributions do not include return of capital or other non-income sources.

10	|	The New Germany Fund, Inc.

Schedule of Investments	as of June 30, 2021 (Unaudited)

	Shares	Value ($)
Germany 85.7%
Common Stocks 76.9%

Aerospace & Defense 1.1%
Hensoldt AG	216,980	3,910,553

Airlines 0.9%
Deutsche Lufthansa AG (Registered)*	280,510	3,156,381

Auto Components 4.3%
Hella GmbH & Co. KGaA*	129,000	8,834,698
SAF-Holland SE*	458,466	6,376,465

		15,211,163

Automobiles 1.5%
Knaus Tabbert AG	68,608	5,263,248

Banks 0.3%
Commerzbank AG*	149,671	1,061,595

Biotechnology 0.4%
MorphoSys AG*	20,715	1,606,831

Building Products 1.5%
Steico SE	41,920	5,497,323

Capital Markets 1.2%
flatexDEGIRO AG*	31,094	4,184,536

Chemicals 4.9%

Evonik Industries AG	48,284	1,619,040

K+S AG (Registered)*	141,893	1,931,424

LANXESS AG	50,143	3,437,663

Symrise AG ‘‘A’’	52,160	7,266,918

Wacker Chemie AG	21,211	3,270,742

		17,525,787

Diversified Financial Services 1.0%
Hypoport SE*	7,268	3,757,303

Diversified Telecommunication Services 0.4%
United Internet AG (Registered)	34,442	1,408,090

Electrical Equipment 1.1%
Nordex SE*	165,613	4,021,603

Food Products 1.4%
KWS Saat SE & Co. KGaA	60,709	4,995,597

Health Care Equipment & Supplies 1.4%
Siemens Healthineers AG 144A	82,451	5,052,348

Independent Power & Renewable Electricity Producers 1.7%

Encavis AG	194,021	3,667,008

Uniper SE	65,556	2,414,286

		6,081,294

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	11

	Shares	Value ($)

Insurance 1.8%

Hannover Rueck SE	27,072	4,529,207

Talanx AG	49,800	2,035,970

		6,565,177

Interactive Media & Services 2.9%

New Work SE	10,496	3,297,953

Scout24 AG 144A*	85,748	7,230,870

		10,528,823

Internet & Direct Marketing Retail 13.0%

About You Holding AG*	238,432	7,209,075

HelloFresh SE*	204,248	19,853,659

Zalando SE 144A*	162,207	19,607,925

		46,670,659

IT Services 3.4%

Bechtle AG	10,423	1,935,967

CANCOM SE	68,537	4,144,480

Cherry AG*	144,736	5,422,986

GFT Technologies SE	27,761	706,053

Secunet Security Networks AG	765	340,148

		12,549,634

Life Sciences Tools & Services 1.3%
Evotec SE*	99,507	4,510,584

Machinery 8.2%

Deutz AG*	1,171,121	9,470,239

GEA Group AG	100,204	4,058,614

JOST Werke AG 144A	102,064	6,087,169

KION Group AG	38,380	4,090,184

Knorr-Bremse AG	22,216	2,555,127

Krones AG	12,690	1,133,756

Pfeiffer Vacuum Technology AG	3,985	756,947

Vossloh AG	22,899	1,155,290

		29,307,326

Media 1.0%
ProSiebenSat.1 Media SE	186,672	3,712,928

Metals & Mining 3.1%
thyssenkrupp AG*	1,064,591	11,095,490

Oil, Gas & Consumable Fuels 0.4%
Friedrich Vorwerk Group SE*	15,913	910,949

VERBIO Vereinigte BioEnergie AG	9,077	459,778

		1,370,727

Pharmaceuticals 1.0%
Dermapharm Holding SE	43,727	3,486,718

The accompanying notes are an integral part of the financial statements.

12	|	The New Germany Fund, Inc.

	Shares	Value ($)

Professional Services 0.2%
Amadeus Fire AG	3,336	609,937

Real Estate Management & Development 4.4%

Instone Real Estate Group AG 144A	315,139	9,490,972

LEG Immobilien SE	27,995	4,031,372

PATRIZIA AG	62,004	1,617,399

TAG Immobilien AG	23,707	752,207

		15,891,950

Road & Rail 0.4%
Sixt SE*	11,173	1,504,953

Software 1.1%
TeamViewer AG 144A*	100,983	3,798,012

Specialty Retail 3.8%

Auto1 Group SE 144A*	143,632	6,309,780

Fielmann AG*	92,578	7,239,314

		13,549,094

Textiles, Apparel & Luxury Goods 1.8%
Puma SE	55,111	6,570,451

Thrifts & Mortgage Finance 0.7%
Deutsche Pfandbriefbank AG 144A	249,642	2,468,052

Trading Companies & Distributors 4.9%
Brenntag SE	189,843	17,652,095

Transportation Infrastructure 0.4%
Hamburger Hafen und Logistik AG	51,441	1,293,064
Total Common Stocks (Cost $167,594,525)		275,869,326

Preferred Stocks 8.8%
Automobiles 3.1%
Porsche Automobil Holding SE	103,652	11,105,260

Health Care Equipment & Supplies 2.4%
Sartorius AG	16,365	8,518,347

Machinery 2.7%
Jungheinrich AG	200,241	9,786,690

Road & Rail 0.6%
Sixt SE	25,708	2,072,774
Total Preferred Stocks (Cost $18,996,909)		31,483,071

Total Germany (Cost $186,591,434)		307,352,397

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	13

	Shares	Value ($)

Netherlands 8.5%
Common Stocks

Aerospace & Defense 6.9%
Airbus SE*	192,802	24,789,962

Internet & Direct Marketing Retail 0.6%
Shop Apotheke Europe NV 144A*	11,485	2,157,054

Life Sciences Tools & Services 1.0%
QIAGEN NV*	70,374	3,401,114
Total Netherlands (Cost $7,772,116)		30,348,130

Luxembourg 5.0%
Common Stocks

Commercial Services & Supplies 3.0%
Befesa SA 144A	139,301	10,702,964

Internet & Direct Marketing Retail 0.4%
Global Fashion Group SA*	109,470	1,657,528

Machinery 0.2%
Stabilus SA	8,597	698,762

Media 0.5%
RTL Group SA	30,818	1,836,180

Real Estate Management & Development 0.9%
Aroundtown SA	409,628	3,195,879
Total Luxembourg (Cost $15,419,676)		18,091,313

France 0.4%
Common Stocks

Machinery 0.4%
Alstom SA* (Cost $1,374,884)	26,192	1,322,669

Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.02% (Cost $1,687,335) (a)	1,687,335	1,687,335

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $212,845,445)	100.1	358,801,844
Other Assets and Liabilities, Net	(0.1)	(320,701)

Net Assets	100.0	358,481,143

The accompanying notes are an integral part of the financial statements.

14	|	The New Germany Fund, Inc.

A summary of the Fund’s transactions with affiliated investments during the period ended June 30, 2021 are as follows:

Value ($) at 12/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation/ (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 6/30/2021	Value ($) at 6/30/2021
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio ‘‘DWS Government Cash Institutional Shares’’, 0.01% (a) (b)
14,465,113	—	14,465,113 (c)	—	—	13,270	—	—	—
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.02% (a)
4,571,092	63,817,840	66,701,597	—	—	605	—	1,687,335	1,687,335
19,036,205	63,817,840	81,166,710	—	—	13,875	—	1,687,335	1,687,335

*	Non-income producing security.

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(c)	Represents the net increase (purchases cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended June 30, 2021.

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

Securities are listed in the country of domicile. For purposes of the Fund’s investment objective policy to invest in German companies, non-Germany domiciled securities may qualify as German companies as defined in the Fund’s Statement of Investment Objectives, Policies and Investment Restrictions.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)
Germany	$307,352,397	$—	$—	$307,352,397
Netherlands	30,348,130	—	—	30,348,130
Luxembourg	18,091,313	—	—	18,091,313
France	1,322,669	—	—	1,322,669
Short-Term Instruments	1,687,335	—	—	1,687,335
Total	$358,801,844	$—	$—	$358,801,844

(d)	See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	The New Germany Fund, Inc.

Statement of Assets and Liabilities

as of June 30, 2021 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $211,158,110)	$357,114,509
Investment in DWS Central Cash Management Government Fund (cost $1,687,335)	1,687,335
Foreign currency, at value (cost $139,713)	139,423
Cash	165,125
Receivable for investments sold	45,144
Dividends receivable	82,996
Foreign taxes recoverable	204,994
Other assets	46,572
Total assets	359,486,098

Liabilities
Payable for investments purchased	455,721
Investment advisory fee payable	191,022
Payable for Fund shares repurchased	125,965
Payable for Directors’ fees and expenses	60,392
Administration fee payable	59,564
Accrued expenses and other liabilities	112,291
Total liabilities	1,004,955
Net assets	$358,481,143

Net Assets Consist of
Distributable earnings (gain)	177,336,206
Paid-in capital	181,144,937
Net assets	$358,481,143

Net Asset Value

Net assets value per share ($358,481,143 ÷ 15,750,755 shares of common stock issued and outstanding, $.001 par value, 80,000,000 shares authorized)	$22.76

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	17

Statement of Operations

for the six months ended June 30, 2021 (Unaudited)

Net Investment Income
Income:

Dividends (net of foreign withholding taxes of $ 281,667)	$2,278,611
Income distributions — DWS Central Cash Management Government Fund	605
Securities lending income, net of borrower rebates	13,270
Total investment income	2,292,486
Expenses:

Investment advisory fee	1,145,351
Administration fee	356,980
Custody and accounting fee	68,362
Services to shareholders	8,208
Reports to shareholders and shareholder meeting expenses	23,707
Directors’ fees and expenses	82,356
Legal fees	118,606
Audit and tax fees	33,607
NYSE listing fee	16,806
Insurance	23,780
Miscellaneous	17,196
Net expenses	1,894,959
Net investment income	397,527

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	33,414,567
Foreign currency	17,698
Net realized gain (loss)	33,432,265
Change in net unrealized appreciation (depreciation) on:

Investments	(4,424,628)
Foreign currency	(5,590)
Change in net unrealized appreciation (depreciation)	(4,430,218)
Net gain (loss)	29,002,047
Net increase (decrease) in net assets resulting from operations	$29,399,574

The accompanying notes are an integral part of the financial statements.

18	|	The New Germany Fund, Inc.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020

Operations:

Net investment income (loss)	$397,527	$(424,757)
Net realized gain (loss)	33,432,265	45,475,550
Change in net unrealized appreciation (depreciation)	(4,430,218)	52,442,910
Net increase (decrease) in net assets resulting from operations	29,399,574	97,493,703
Distributions to shareholders	(14,600,261)	(38,085,731)
Fund share transactions:

Net proceeds from reinvestment of distributions	13,159,279	2,386,832
Shares repurchased	(7,087,656)	(9,360,189)
Net increase (decrease) in net assets from Fund share transactions	6,071,623	(6,973,357)
Total increase (decrease) in net assets	20,870,936	52,434,615
Net assets at beginning of period	337,610,207	285,175,592

Net assets at end of period	$358,481,143	$337,610,207

Other Information
Shares outstanding at beginning of period	15,439,215	15,870,103
Shares issued from reinvestment of distributions	660,127	156,925
Shares repurchased	(348,587)	(587,813)

Shares outstanding at end of period	15,750,755	15,439,215

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	19

Financial Highlights

	Six Months Ended 6/30/21	Years Ended December 31,
	(Unaudited)	2020		2019	2018	2017	2016

Per Share Operating Performance
Net asset value, beginning of period	$21.87	$17.97		$13.53	$21.49	$14.97	$16.19
Income (loss) from investment operations:

Net investment income (loss)[a]	.03	(.03)		.14	.11	.50 [c]	.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.85	6.31		4.85	(4.46)	6.77	(.17)
Total from investment operations	1.88	6.28		4.99	(4.35)	7.27	(.05)
Less distributions from:

Net investment income	(.02)	(.00	)***	(.15)	(.25)	(.35)	(.39)
Net realized gains	(.92)	(2.46)		(.37)	(3.40)	(.39)	(.59)
Return of capital	—	—		—	—	—	(.21)
Total distributions	(.94)	(2.46)		(.52)	(3.65)	(.74)	(1.19)
Dilution in net asset value from dividend reinvestment	(.11)	(.02)		(.11)	(.06)	(.05)	(.05)
Increase resulting from share repurchases	.06	.10		.08	.10	.04	.07
Net asset value, end of period	$22.76	$21.87		$17.97	$13.53	$21.49	$14.97
Market value, end of period	$22.23	$19.03		$15.68	$11.70	$19.44	$13.07

Total Investment Return for the Period[b]
Based upon market value (%)	11.17 **	37.46		38.75	(23.89)	54.02	(3.25)
Based upon net asset value (%)	8.83 **	37.84		37.51	(20.38)	48.65	.61

The accompanying notes are an integral part of the financial statements.

20	|	The New Germany Fund, Inc.

Financial Highlights (continued)

	Six Months Ended 6/30/21		Years Ended December 31,
	(Unaudited)		2020	2019	2018	2017		2016

Ratios to Average Net Assets
Total expenses (%)	1.06	*	1.11	1.16	1.16	1.16		1.21
Net investment income (loss) (%)	.11	**	(.15)	.87	.52	2.70	[c]	.76
Portfolio turnover (%)	23	**	57	36	37	25		65
Net assets at end of period ($ thousands)	358,481		337,610	285,176	210,587	339,624		235,839

[a]	Based on average shares outstanding during the period.

[b]

Total investment return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares trade during the period.

[c]

Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.42 per share and 2.28% of average daily net assets, for the year ended December 31, 2017.

*	Annualized.

**	Not Annualized.

***	Amount is less than $.005 per share.

The accompanying notes are an integral part of the financial statements.

The New Germany Fund, Inc.	|	21

Notes to Financial Statements	(Unaudited)

A. Accounting Policies

The New Germany Fund, Inc. (the “Fund”) was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990. The Fund became a diversified fund on October 26, 2007.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. The Fund calculates its net asset value (“NAV”) per share for publication at the close of regular trading on Deutsche Börse XETRA, normally at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies and closed-end investment companies are valued and traded at their NAV each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the

22	|	The New Germany Fund, Inc.

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund’s Schedule of Investments.

Securities Transactions and Investment Income. Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended June 30, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.01% annualized

The New Germany Fund, Inc.	|	23

effective rate as of June 30, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

The Fund had no securities on loan at June 30, 2021.

Foreign Currency Translation. The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in foreign currency are translated into United States dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2021, the exchange rate was EUR €1.00 to USD $1.19.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

24	|	The New Germany Fund, Inc.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At June 30, 2021, the aggregate cost of investments for federal income tax purposes was $215,272,669. The net unrealized appreciation for all investments based on tax cost was $143,529,175. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $149,229,667 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,700,492.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign passive investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

B. Investment Advisory and Administration Agreements

The Fund is party to an Investment Advisory Agreement with DWS International GmbH. The Fund also has an Administration Agreement with DWS Investment Management Americas, Inc. (“DIMA”). DWS International GmbH and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DWS International GmbH, DWS International GmbH directs the investments of the Fund in

The New Germany Fund, Inc.	|	25

accordance with its investment objectives, policies and restrictions. DWS International GmbH determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DWS International GmbH with a fee, computed weekly and payable monthly, at the annual rate of 0.75% of the Fund’s average weekly net assets up to and including $100 million, 0.60% of such assets in excess of $100 million and up to and including $500 million, and 0.55% of such assets in excess of $500 million.

Accordingly, for six months ended June 30, 2021, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized rate of 0.64% of the Fund’s average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides certain fund administration services to the Fund. The Administration Agreement provides DIMA with an annual fee, computed weekly and payable monthly, of 0.20% of the Fund’s average weekly net assets.

C. Transactions with Affiliates

DWS Service Company (“DSC”), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent and dividend-paying agent functions to DST. DSC compensates DST out of the fee it receives from the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DSC included in the Statement of Operations under “Services to shareholders” aggregated $5,973, of which $1,972 is unpaid.

Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the six months ended June 30, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders and shareholder meeting expenses” aggregated $2,888, of which $1,291 is unpaid.

Deutsche Bank AG, the majority shareholder in the DWS Group, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund’s Rule 17e-1 procedures. For the six months ended June 30, 2021, Deutsche Bank did not receive brokerage commissions from the Fund.

Certain Officers of the Fund are also officers of DIMA.

26	|	The New Germany Fund, Inc.

The Fund pays each Director who is not an “interested person” of DIMA or DWS International GmbH retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in DWS Central Cash Management Government Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of DWS Central Cash Management Government Fund. DWS Central Cash Management Government Fund does not pay DIMA an investment management fee. DWS Central Cash Management Government Fund seeks maximum current income to the extent consistent with stability of principal.

D. Portfolio Securities

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2021, were $81,144,766 and $119,006,608, respectively.

E. Capital

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund purchased 348,587 and 587,813 of its shares of common stock on the open market at a total cost of $7,087,656 and $9,360,189 ($20.33 and $15.92 average per share), respectively. The average discount of these purchased shares, comparing the purchase price to the NAV per share at the time of purchase, was 11.72% and 13.88%, respectively.

During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund issued for dividend reinvestment 660,127 and 156,925 shares, respectively. The average discount of these issued shares, comparing the issue price to the NAV per share at the time of issuance, was 11.99% and 13.62%, respectively.

F. Share Repurchases

On July 26, 2019, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,610,000 shares during the period from August 1, 2019 through July 31, 2020. The Fund repurchased 687,552 shares between August 1, 2019 and July 31, 2020. On July 24, 2020, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 560,548 shares between August 1, 2020 and June 30, 2021.

The New Germany Fund, Inc.	|	27

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund’s repurchases will reduce the spread between the market price of the Fund’s shares referred to below and its NAV per share.

Monthly updates concerning the Fund’s repurchase program are available on its Web site at dws.com.

G. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2021, there were four shareholders that held approximately 15%, 14%, 9% and 6%, respectively, of the outstanding shares of the Fund.

H. Other — Covid-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

I. Change of Independent Registered Public Accounting Firm

On May 9, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

28	|	The New Germany Fund, Inc.

PwC’s reports on the Fund’s financial statements for the fiscal years ended December 31, 2018 and December 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2018 and December 31, 2017 and during the subsequent interim period through May 9, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 10, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2019. During the Fund’s fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim period through May 10, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The New Germany Fund, Inc.	|	29

Report of Annual Meeting of Stockholders	(Unaudited)

The Annual Meeting of Stockholders (the “Meeting”) of The New Germany Fund, Inc. was called to order on June 24, 2021. At the close of business on April 30, 2021, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 15,692,528 shares of the Fund’s common stock, each share being entitled to one vote, constituting all of the Fund’s outstanding voting securities. At the Meeting, the holders of 12,789,774 shares of the Fund’s common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1.

To elect three (3) Class III Directors, each to serve for a term of three years and until his or her successor is elected and qualifies. The other Directors of the Fund whose terms continued after the Meeting are Ambassador Richard R. Burt, Walter C. Dostmann, Dr. Kenneth C. Froewiss, Dr. Holger Hatje, Dr. Wolfgang Leoni, Dr. Christopher Pleister, Mr. Christian M. Zügel, Mr. Christian H. Strenger, and Ms. Hepsen Uzcan.

	Number of Votes
	For	Withheld
Ambassador Richard R. Burt	11,118,135	1,671,639
Dr. Wolfgang Leoni	12,463,108	326,666
Ms. Hepsen Uzcan	11,734,734	1,055,040

2.

To ratify the appointment by the Audit Committee and the Board of Directors of Ernst & Young LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2021.

Number of Votes
For	Against	Abstain
12,462,169	152,073	175,529

30	|	The New Germany Fund, Inc.

Additional Information
Automated Information Lines	DWS Closed-End Fund Info Line 1-800-GERMANY (1-800-437-6269)
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Sullivan & Cromwell LLP 125 Broad Street New York, NY 10004
Dividend Reinvestment Plan Agent	DST Systems, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 1-800-GERMANY (1-800-437-6269)
Custodian	Brown Brothers Harriman & Company 50 Post Office Square Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting	A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available on our Web site — dws.com/en-us/resources/proxy-voting or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at 1-800-GERMANY (1-800-437-6269).
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

The New Germany Fund, Inc.	|	31

Investment Management

DWS International GmbH (the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DWS International GmbH provides a full range of investment advisory services to both institutional and retail clients. DWS International GmbH is a wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Open Market Purchases by the Fund	Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
Voluntary Cash Purchase Program and Dividend Reinvestment Plan

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan (“Plan”) which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DWS Service Company

P.O. Box 219066

Kansas City, MO 64105

Tel.: 1-800-GERMANY (1-800-437-6269)

NYSE Symbol	GF
Nasdaq Symbol	XGFNX
CUSIP Number	644465106

32	|	The New Germany Fund, Inc.

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

The New Germany Fund, Inc.	|	33

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2020

34	|	The New Germany Fund, Inc.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the DWS Group:

—

The Central and Eastern Europe Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Central and Eastern Europe (with normally at least 80% in securities of issuers domiciled in countries in Central and Eastern Europe) and concentrating in the energy sector (with more than 25% of the fund’s total assets in issuers conducting their principal activities in that sector).

—	The European Equity Fund, Inc. — investing primarily in equity or equity-linked securities of issuers domiciled in Europe (with normally at least 80% in securities of issuers domiciled in Europe).

—

The New Germany Fund, Inc. — investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

Please consult your broker for advice on any of the above or call 1-800-GERMANY (1-800-437-6269) for shareholder reports.

NGF-3

(R-028304-10 8/21)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	42,687	$ 19.75	42,687	1,318,352
February 1 through February 29	53,000	$ 20.29	53,000	1,265,352
March 1 through March 31	62,802	$ 19.81	62,802	1,202,550
April 1 through April 30	47,298	$ 20.95	47,298	1,155,252
May 1 through May 31	70,844	$ 20.46	70,844	1,084,408
June 1 through June 30	71,956	$ 20.64	71,956	1,012,452

Total	348,587	$ 20.33	348,587

On July 24, 2020, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 1,573,000 shares during the period from August 1, 2020 through July 31, 2021. The Fund repurchased 560,548 shares between August 1, 2020 and June 30, 2021.

On July 30, 2021, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 1,575,385 shares during the period from August 1, 2021 through July 31, 2022.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board. The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The New Germany Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	8/27/2021

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	8/27/2021